UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (date of earliest event reported):
December 9, 2005
LENNOX INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Delaware	001-15149	42-0991521
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2140 Lake Park Blvd.
Richardson, Texas 75080
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code:
(972) 497-5000
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Summary of Fiscal 2006 Target Short-Term Incentive Percentages
Summary of Fiscal 2006 Annual Compensation
Form of Performance Share Program Award Agreement
Form of Employee Restricted Stock Grant Agreement
Form of Employee Stock Appreciation Rights Agreement
Form of Non-Employee Director Restricted Stock Grant Agreement
Form of Non-Employee Director Stock Appreciation Rights Agreement

Item 1.01 Entry into a Material Definitive Agreement.
     On December 9, 2005, the Board of Directors of Lennox International Inc. (the “Company”), upon recommendation of the Company’s Compensation Committee, approved salaries and established target short-term incentive percentages for the Company’s named executive officers (which officers were determined by reference to the Company’s Proxy Statement, dated March 15, 2005) and approved the annual cash and stock compensation for the Company’s non-employee directors for the 2006 fiscal year. The Board, upon recommendation of the Company’s Compensation Committee, also granted, under the Company’s 1998 Incentive Plan, (i) performance share awards, restricted stock awards and stock appreciation rights awards to the Company’s named executive officers; and (ii) restricted stock awards and stock appreciation rights awards to the Company’s non-employee directors.
     Information regarding the target short-term incentive percentages for the Company’s named executive officers and compensation for the non-employee members of the Company’s Board of Directors for the 2006 fiscal year is set forth in Exhibits 10.1 and 10.2 hereto and is incorporated herein by reference. Forms of the performance share award agreements, employee restricted stock grant agreements and employee stock appreciation rights agreements are attached hereto as Exhibits 10.3, 10.4 and 10.5, respectively, and forms of the non-employee director restricted stock grant agreements and non-employee director stock appreciation rights agreements are attached hereto as Exhibits 10.6 and 10.7, respectively, each of which are incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits.

EXHIBIT
NUMBER	DESCRIPTION
10.1	Summary of Fiscal 2006 Target Short-Term Incentive Percentages for the Named Executive Officers of Lennox International Inc.

10.2	Summary of Fiscal 2006 Annual Compensation for the Non-Employee Members of the Board of Directors of Lennox International Inc.

10.3	Form of Performance Share Program Award Agreement under the 1998 Incentive Plan of Lennox International Inc.

10.4	Form of Employee Restricted Stock Grant Agreement under the 1998 Incentive Plan of Lennox International Inc.

10.5	Form of Employee Stock Appreciation Rights Agreement under the 1998 Incentive Plan of Lennox International Inc.

EXHIBIT
NUMBER	DESCRIPTION
10.6	Form of Non-Employee Director Restricted Stock Grant Agreement under the 1998 Incentive Plan of Lennox International Inc.

10.7	Form of Non-Employee Director Stock Appreciation Rights Agreement under the 1998 Incentive Plan of Lennox International Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LENNOX INTERNATIONAL INC.
Date: December 12, 2005	By:	/s/ Kenneth C. Fernandez
		Name:	Kenneth C. Fernandez
		Title:	Associate General Counsel

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION
10.1	Summary of Fiscal 2006 Target Short-Term Incentive Percentages for the Named Executive Officers of Lennox International Inc.

10.2	Summary of Fiscal 2006 Annual Compensation for the Non-Employee Members of the Board of Directors of Lennox International Inc.

10.3	Form of Performance Share Program Award Agreement under the 1998 Incentive Plan of Lennox International Inc.

10.4	Form of Employee Restricted Stock Grant Agreement under the 1998 Incentive Plan of Lennox International Inc.

10.5	Form of Employee Stock Appreciation Rights Agreement under the 1998 Incentive Plan of Lennox International Inc.

10.6	Form of Non-Employee Director Restricted Stock Grant Agreement under the 1998 Incentive Plan of Lennox International Inc.

10.7	Form of Non-Employee Director Stock Appreciation Rights Agreement under the 1998 Incentive Plan of Lennox International Inc.

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